                                                                      EXHIBIT 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We  have  issued  our  reports  dated  February  12,  2003,   accompanying   the
consolidated  financial  statements and schedule of Healthcare  Services  Group,
Inc. and  subsidiaries  included in the Annual  Report on Form 10-K for the year
ended  December  31,  2002,   which  are   incorporated  by  reference  in  this
Registration  Statement.  We consent to the  incorporation  by  reference in the
Registration  Statement of the aforementioned reports and to the use of our name as it appears under the caption "Experts."

GRANT THORNTON LLP

New York, New York
August 20, 2003